Exhibit 99.1

BB&T CORPORATION

SECOND SUPPLEMENTAL INDENTURE

Dated as of September 24, 2004

To

INDENTURE REGARDING SUBORDINATED SECURITIES

Dated as of May 24, 1996

As Amended by the First Supplemental Indenture
Dated as of December 23, 2003
by And between BB&T and the Trustee

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

SECOND SUPPLEMENTAL INDENTURE

This SECOND SUPPLEMENTAL INDENTURE, dated as of September 24, 2004 (the “Second Supplemental Indenture”), is made and entered into by and between BB&T Corporation, a North Carolina corporation formerly known as Southern National Corporation (“BB&T”), and U.S. Bank National Association, a national banking association, successor to the corporate trust business of State Street Bank and Trust Company, as trustee (the “Trustee”), under the Indenture Regarding Subordinated Securities, dated as of May 24, 1996, as amended by the First Supplemental Indenture dated as of December 23, 2003 by and between BB&T and the Trustee (the “Indenture”).

Recitals

WHEREAS, BB&T and the Trustee are parties to the Indenture which provides, pursuant to Section 2.01 and subject to compliance with other terms of the Indenture, for the issuance of an unlimited amount of Securities;

WHEREAS, Section 9.02 of the Indenture provides, among other things, that BB&T and the Trustee may amend the Indenture with the consents of holders of not less than 51% of the aggregate principal amount of the Securities at the time Outstanding of each series affected by such supplemental indenture, to add, change, or eliminate any of the provisions of the Indenture or modify the rights of the holders of the Securities of each series (subject to certain exceptions);

WHEREAS, Section 9.04 of the Indenture provides, among other things, that once Securities of a series have been modified to conform with a supplemental indenture, and have been prepared and executed by the Company and authenticated by the Trustee, such Securities may be delivered for the Outstanding Securities of such series in accordance with Section 2.06;

WHEREAS, BB&T desires to amend the Indenture pursuant to Section 9.02 to remove Section 4.06 and Section 4.07 and subsections (c), (d), (e) and (f) of Section 5.01 with respect to the 6.50% Subordinated Notes due 2011 and the 4.75% Subordinated Notes due 2012 (collectively the “Notes”) as set forth in Section 1 under the heading “Amendments to Indenture And Notes”;

WHEREAS, Section 9.01 of the Indenture provides, among other things, that BB&T and the Trustee may amend the Indenture without the consent of the holders of any Securities to cure any ambiguity or to correct or supplement any provision contained in the Indenture or in any supplemental indenture that may be defective or inconsistent with any other provision contained in the Indenture or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under the Indenture that shall not adversely affect the interests of the holders of Outstanding Securities of any series or any related coupons;

WHEREAS, BB&T desires to amend the Indenture pursuant to Section 9.01 to remove subsections (c), (d), (e) and (f) of Section 5.01 with respect to all series of Securities (as defined in the Indenture) to be issued on and after the date hereof under the Indenture as set forth in Section 2 under the heading “Amendments to Indenture and Notes”;

WHEREAS, the Executive Committee of the Board of Directors of BB&T (the “Executive Committee”) is duly authorized to act for the Board of Directors with respect to this Second Supplemental Indenture;

WHEREAS, the Executive Committee has, by action duly taken, approved the form of this Second Supplemental Indenture, the obtaining of the necessary consents of the holders of the Notes to the proposed amendments to the Indenture and Notes set forth in Section 1 under the heading “Amendments to Indenture and Notes,” as required under Section 9.02 of the Indenture, and the actions and other matters set forth in this Second Supplemental Indenture, and authorized the execution and delivery of this Second Supplemental Indenture promptly upon receipt of the consents of the holders of not less than 51% of the aggregate principal amount of each series of the Notes to the proposed amendments to the Indenture and the Notes set forth in Section 1 under the heading “Amendments to Indenture and Notes”;

WHEREAS, the consents of holders of at least 51% of the aggregate principal amount of each series of the Notes has been obtained with respect to the proposed amendments set forth in Section 1 under the heading “Amendments to Indenture and Notes;” and

WHEREAS, BB&T and the Trustee are executing and delivering this Second Supplemental Indenture in order to provide therefor.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, it is mutually agreed, for the benefit of each other and for the equal and ratable benefit of all holders of Securities:

Ratification

This Second Supplemental Indenture constitutes an integral part of, is supplemental to, and is entered into in accordance with Section 9.01, Section 9.02 and Section 9.04 of the Indenture and, except as modified, amended and supplemented by this Second Supplemental Indenture, the provisions of the Indenture are ratified and confirmed in all respects and shall remain in full force and effect. The Indenture, as amended by this Second Supplemental Indenture, is in all respects acknowledged, ratified and confirmed. All provisions of this Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of the Indenture, and the Indenture, as supplemented and amended by this Second Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Amendments to Indenture and Notes

1.      Amendments Regarding the Notes. The Indenture is hereby amended by deleting in their entirety from the Indenture Sections 4.06 and 4.07 and subsections (c), (d), (e) and (f) of Section 5.01 with respect to the Notes.

The faces of the Notes are hereby amended by adding the following legend language: “This Security is not a deposit or other obligation of an insured depository institution and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency”.

2.      Amendments Regarding Future Securities. The Indenture is hereby amended by deleting subsections (c), (d), (e) and (f) of Section 5.01 with respect to all series of Securities issued on or after the date of this Second Supplemental Indenture.

3.      No Further Amendment. This Second Supplemental Indenture shall in no way amend or otherwise alter or affect the terms and provisions of any series of Securities issued prior to the date of this Second Supplemental Indenture (other than the Notes) unless specifically stated herein.

General

1.      Definitions. All capitalized terms used in this Second Supplemental Indenture that are defined in the Indenture have the respective meanings assigned to them therein, except to the extent such terms are otherwise defined in this Second Supplemental Indenture or the context clearly requires otherwise.

2.     Trustee Makes No Representations. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture. The recitals and statements herein are deemed to be those of BB&T and not of the Trustee.

3.     Effectiveness. This Second Supplemental Indenture is effective as of September 24, 2004.

4.      Provisions Binding on Successors. All the covenants, stipulations, promises and agreements contained in this Second Supplemental Indenture by BB&T shall bind its successors and assigns whether so expressed or not.

5.      GOVERNING LAW. THIS SECOND SUPPLEMENTAL INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.      Trust Indenture Act to Control. If and to the extent that any provision of this Second Supplemental Indenture limits, qualifies or conflicts with another provision hereof or with the Indenture which is required to be included in this Second Supplemental Indenture or in the Indenture by the Trust Indenture Act of 1939, as amended, such required provision shall control.

7.      Effect of Headings. The titles and headings of the articles and sections of this Second Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions of this Second Supplemental Indenture.

8.      Execution in Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

BB&T CORPORATION

		By:	/s/ Scott E. Reed
		Name:	Scott E. Reed
		Title:	Senior Executive Vice President
and Chief Financial Officer
Attest:

By:	/s/ Edward D. Vest
Name:	Edward D. Vest
Title:	Senior Vice President
and Corporate Controller

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

		By:	/s/ Gerald R. Wheeler
		Name:	Gerald R. Wheeler
		Title:	Vice President

Attest:

By:	/s/ Donald E. Smith
Name:	Donald E. Smith
Title:	Vice President